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                                                                     Exhibit 10

           Consent of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life Insurance Company of New York:

We consent to the use of our report dated March 14, 2012 with respect to the Genworth Life Insurance Company of New York and subsidiaries' consolidated financial statements and the use of our report dated April 19, 2012 with respect to Genworth Life of New York VA Separate Account 1 included in the Statement of Additional Information which is part of the registration statement on Form N-4 and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our report on the consolidated financial statements of Genworth Life Insurance Company of New York and subsidiaries dated March 14, 2012 refers to a change in the method of accounting for embedded credit derivatives and variable interest entities in 2010 and for other-than-temporary impairments in 2009.

/s/ KPMG LLP

Richmond, Virginia
April 26, 2012